UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2013

NATIONSTAR MORTGAGE HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Highland Drive

Lewisville, Texas 75067

(Address of principal executive offices)

(469) 549-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 21, 2013, Nationstar Mortgage LLC (the “Company”) and Nationstar Capital Corporation (together with the Company, the “Issuers”) entered into a purchase agreement (the “Purchase Agreement”) with the guarantors party thereto (the “Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein (the “Initial Purchasers”) relating to an unregistered offering of $200,000,000 principal amount of the Issuers’ 6.500% Senior Notes due 2021 (the “ Additional Notes”) at an issue price of 103.250% (the “Offering”). The Offering closed on March 26, 2013. The Additional Notes are a follow-on issuance to the Issuers’ $400,000,000 principal amount of 6.500% Senior Notes due 2021 issued on February 7, 2013 (the “Existing Notes” and, together with the Additional Notes, the “Notes”) and form a single series of debt securities with the Existing Notes.

The Purchase Agreement includes customary representations, warranties and covenants by the Issuers. The Purchase Agreement also provides for indemnification of the Initial Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribution to payments the Initial Purchasers may be required to make because of any of those liabilities. The foregoing description of the material terms of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

The Additional Notes were issued pursuant to an indenture, dated as of February 7, 2013 (the “Base Indenture”), among the Issuers, the Guarantors and Wells Fargo Bank, National Association, as trustee, as supplemented by the first supplemental indenture, dated as of March 26, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture provides that the Additional Notes are general unsecured, senior obligations of the Issuers, and will be guaranteed on an unsecured senior basis by each of the Company’s existing and future domestic subsidiaries, other than its securitization and certain finance subsidiaries, certain other restricted subsidiaries and subsidiaries that in the future are designated as excluded restricted and unrestricted subsidiaries, and by Nationstar Mortgage Holdings Inc., Nationstar Sub1 LLC and Nationstar Sub2 LLC. The Company will use the net proceeds from the sale of the Additional Notes for general corporate purposes, which may include future acquisitions and transfers of servicing portfolios, including, but not limited to, the acquisition of certain residential mortgage servicing assets from Bank of America, National Association, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, one of the initial purchasers in the Offering, and/or related businesses from third parties, including, but not limited to, from one or more affiliates of the Initial Purchasers.

The Indenture provides that the Additional Notes have terms identical to the Existing Notes, other than the issue date and offering price, and will be fungible with, have the same CUSIP numbers as, and vote together with the existing notes as a single class immediately upon issuance, except that for the first 40 days after their issuance, the additional notes issued pursuant to Regulation S under the Securities Act will have a temporary CUSIP number. As of the date hereof, the aggregate principal amount of the outstanding Notes under this series is $600,000,000.

The Issuers will pay interest on the Notes at 6.500% per annum, semi-annually in arrears on January 1 and July 1, commencing on July 1, 2013. The Issuers may redeem all or a portion of the Notes at any time prior to January 1, 2017 by paying a make-whole premium plus accrued and unpaid interest and additional interest, if any, to the redemption date. In addition, on or before January 1, 2016, the Issuers may redeem up to 35% of the aggregate principal amount of the Notes with the net proceeds of certain equity offerings at a redemption price of 106.500% of the principal amount, plus accrued and unpaid interest and additional interest, if any, to the redemption date, subject to compliance with certain conditions. The Issuers may redeem all or a portion of the Notes at any time on or after January 1, 2017 at the applicable redemption prices set forth in the Indenture plus accrued and unpaid interest and additional interest, if any, to the redemption date. If the Issuers sell assets under certain circumstances, the Issuers will be required to make an offer to purchase the Notes at their face amount, plus accrued and unpaid interest and additional interest, if any, as of the purchase date.

The Indenture contains covenants that limit the Company’s (and its restricted subsidiaries’) ability to, among other things: (i) incur or guarantee additional indebtedness or issue preferred stock; (ii) conduct certain asset sales; (iii) pay dividends or make distributions on, or redeem or repurchase, its capital stock; (iv) make certain investments; (v) create liens on assets; (vi) merge or consolidate or sell all or substantially all of its assets; and (vii) enter into transactions with affiliates. These covenants are subject to a number of important limitations and exceptions. The Indenture also provides for events of default, which, if any of them occurs, may permit or, in certain circumstances, require the principal, premium, if any, interest and any other monetary obligations on all the then outstanding Notes to be due and payable immediately. The foregoing description of the material terms of the Base Indenture and the First Supplemental Indenture is qualified in its entirety by reference to the full text of such documents, which are incorporated by reference or attached hereto as Exhibits 4.1 and 4.2 and incorporated herein by reference.

On March 26, 2013, the Issuers and the Guarantors entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers that provides holders of the Additional Notes certain rights relating to registration of the Additional Notes under the Securities Act.

Pursuant to the Registration Rights Agreement, the Issuers and the Guarantors will file an exchange offer registration statement with respect to a registered offer (the “Exchange Offer”) to exchange the Additional Notes for substantially identical notes (the “Exchange Notes”) not later than March 31, 2014 and use commercially reasonable efforts to cause the exchange offer registration statement to become effective under the Securities Act. Upon the exchange offer registration statement being declared effective, the Issuers and the Guarantors will use their commercially reasonable efforts to consummate the Exchange Offer not later than 90 days after filing such registration statement. If and for so long as the Issuers and the Guarantors have not exchanged the Exchange Notes for all Additional Notes validly tendered in accordance with the terms of the Exchange Offer (the “Registration Default”), the annual interest rate borne by the Additional Notes will be increased by 0.25% per annum during the 90-day period immediately following such Registration Default and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such increase exceed 0.50% per annum. The foregoing description of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Purchase Agreement, dated as of March 21, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

4.1	Indenture, dated as of February 7, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Nationstar Mortgage Holding Inc.’s Current Report on Form 8-K, dated February 7, 2013).

4.2	First Supplemental Indenture, dated as of March 26, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated as of March 26, 2013, among the Issuers, the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: March 26, 2013	By:	/s/ David Hisey
David Hisey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Purchase Agreement, dated as of March 21, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.

4.1	Indenture, dated as of February 7, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Nationstar Mortgage Holding Inc.’s Current Report on Form 8-K, dated February 7, 2013).

4.2	First Supplemental Indenture, dated as of March 26, 2013, by and among Nationstar Mortgage LLC, Nationstar Capital Corporation, the guarantors thereto and Wells Fargo Bank, National Association, as trustee.

10.1	Registration Rights Agreement, dated as of March 26, 2013, among the Issuers, the guarantors party thereto, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC, Barclays Capital Inc. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers.